Exhibit 99.2

Q1 Fiscal 2016 | Financial Results

Lee D. Rudow
President and CEO

John J. Zimmer
Senior VP of Finance and CFO

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions that often are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “could,” and other similar words. All statements addressing operating performance, events, or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, growth strategy, potential acquisitions, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat’s Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the Company’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company’s forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

First Quarter Execution

Revenue of $29.7 million

- Service segment revenue up 11.5%
- Winning new customers: sales strategies and team are working
- Maintaining high retention rate
- Acquisitions continue to contribute
- Strong new business pipeline

Consolidated operating income up 35% on 2% revenue growth

- Leveraging investments in Service segment
- Capitalizing on capabilities across lab network

Cash generation and bottom-line performance

- Strong business model for generating cash
- Building value for shareholders: Diluted EPS up 33%

Top-line Growth

($ in millions)

Q1 Service Segment


$12.1
$13.5
Q1 FY 2015
Q1 FY 2016

Consolidated – Annual

4% CAGR*


$110.0
$112.3
$118.5
$123.6
$124.2
$36.4
$40.7
$48.2
$51.8
$53.2
$73.6
$71.6
$70.3
$71.8
$71.0
FY 2012
FY 2013
FY 2014
FY 2015
Q1 FY 2016 TTM
Service
Distribution

Q1 Distribution Segment


$17.0
$16.1
Q1 FY 2015
Q1 FY 2016

- Total revenue up 2%
- Service segment revenue up 11.5%
- Distribution down 5%
  - Soft market in various industries such as oil and gas

**FY 2012 – Q1 FY 2016 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Trust in every measure

Operating Income and Margin

($ in millions)

Q1 Service Segment


$0.3
$0.6
2.2%
4.8%
Q1 FY 2015
Q1 FY 2016

Consolidated – Annual


8% CAGR*
$5.4
$(0.2)
$5.6
$5.9
$1.3
$4.6
$6.7
$2.4
$4.3
$6.8
$3.7
$3.1
$7.0
$4.0
$3.0
FY 2012
FY 2013
FY 2014
FY 2015
Q1 FY 2016 TTM
Service
Distribution

Q1 Distribution Segment


$0.5
$0.4
2.9%
2.4%
Q1 FY 2015
Q1 FY 2016

- Service operating margin expanded 260 basis points
- Distribution cost discipline reduced operating costs; helped to partially offset gross profit pressure

**FY 2012 – Q1 FY 2016 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Contribution Margin* and % of Revenue

($ in millions)

Q1 Service Segment



$1.3
$1.9
10.3%
13.8%
Q1 FY 2015
Q1 FY 2016

Consolidated – Annual

5% CAGR**



$13.4
$14.4
$15.7
$15.2
$15.8
$3.2
$5.2
$6.1
$7.5
$8.1
$10.2
$9.2
$9.6
$7.7
$7.7
FY 2012
FY 2013
FY 2014
FY 2015
Q1 FY 2016 TTM
Service
Distribution

Q1 Distribution Segment



$1.7
$1.7
9.9%
10.3%
Q1 FY 2015
Q1 FY 2016

- Q1 Service segment up 49%
- 33% CAGR for Service segment
  (FY 2012 – Q1 FY 2016 TTM)

** See supplemental slides for Contribution Margin calculation and other important disclaimers regarding Contribution Margin.*
***FY 2012 – Q1 FY 2016 TTM*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Adjusted EBITDA* and Margin

($ in millions)

Q1 Service Segment



$0.8
$1.4
6.7%
10.1%
Q1 FY 2015
Q1 FY 2016

Consolidated – Annual

6% CAGR**



$8.8
$8.9
$10.0
$10.3
$10.7
$2.0
$3.1
$4.6
$6.1
$6.7
$6.8
$5.8
$5.4
$4.1
$4.0
FY 2012
FY 2013
FY 2014
FY 2015
Q1 FY 2016 TTM
Service
Distribution

Q1 Distribution Segment



$0.7
$0.6
4.2%
3.9%
Q1 FY 2015
Q1 FY 2016

- Service segment up 69% quarter over quarter
  - Margin expanded 340 basis points
- 45% CAGR for Service segment
  (FY 2012 – Q1 FY 2016 TTM)

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

***FY 2012 – Q1 FY 2016 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Bottom-line Performance

($ in millions)

Annual Net Income


$3.3
$3.7
$4.0
$4.0
$4.2
3.0%
3.3%
3.4%
3.3%
3.4%
FY 2012
FY 2013
FY 2014
FY 2015
Q1 FY 2016 TTM

Quarterly Net Income


$0.4
$0.6
1.5%
2.0%
Q1 FY 2015
Q1 FY 2016

% of Revenue

	FY 2012	FY 2013	FY 2014	FY 2015	Q1 FY 2016 TTM	Q1 FY 2015	Q1 FY 2016
Diluted EPS	$0.43	$0.49	$0.54	$0.57	$0.59	$0.06	$0.08

- 8% CAGR for net income *(FY 2012 – Q1 FY 2016 TTM)*

TRANSCAT Trust in every measure

Balance Sheet Supports Acquisition Strategy

($ in millions)

Long Term Debt



$3.4
$8.0
$7.6
$12.2
$11.5
FY 2012
FY 2013
FY 2014
FY 2015
Q1 FY 2016

Capital Expenditures



$1.4
$2.7
$2.0
$3.5
~$4.0
$1.1
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016 Est*
Q1
FY 2016

- Revolving credit facility: $18.0 million available
- FY 2016 CapEx
  - Increasing lab capabilities
  - Adding lab capacity
  - Assets for rental business
- Financial flexibility
  - Supports acquisition strategy
  - Meets working capital and capital expenditure needs

** FY 2016 capital expenditure guidance provided as of July 28, 2015*

Generating Cash to Drive Key Investments

Historical Trailing 12 Month Key Investments and Current Quarter Debt Balance

($ in thousands)


$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Capital Spend
Acquisitions
Shares Repurchase
Current Quarter Ending Debt Balance

	Q1 13	Q2 13	Q3 13	Q4 13	Q1 14	Q2 14	Q3 14	Q4 14	Q1 15	Q2 15	Q3 15	Q4 15	Q1 16
ROIC (TTM)	10.6%	10.3%	9.4%	10.6%	10.9%	10.6%	10.6%	10.4%	9.8%	9.7%	9.3%	9.2%	9.4%

ROIC = Net Operating Profit after Taxes / Total Invested Capital
Where:
Net Operating Profit after Taxes (NOPAT) = Operating Profit x (1 - Tax Rate)
Total Invested Capital = Average total of Long-term Debt + Total Equity

FY 2016 Outlook*

- Expect double-digit Service segment revenue growth
  - Acquisitions
  - E-commerce platform and C3 Asset Management Software
  - Life science market expanding
  - Enterprise sales strategy is working
- Capture Distribution market share
  - Expanding number of product offerings
  - Adding vendors
  - Introducing innovative product bundles
  - Provide Service segment calibration business

Consolidated operating income growth in the mid-teens

** FY 2016 outlook and guidance provided as of July 28, 2015*

Upcoming Investor Relations Calendar

August 27	IDEAS Conference (Chicago)
September 2	Sidoti 2015 Micro-Cap Conference (NYC)
September 9	Annual Meeting (Rochester, NY)
Late October	Q2 FY 2016 Earnings Results

SUPPLEMENTAL INFORMATION

TRANSCAT Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2012	FY 2013	FY 2014	FY 2015	Q1 FY 2016 TTM
Service Operating Income (loss)	$ (175)	$ 1,311	$ 2,379	$ 3,693	$ 4,072
+Depreciation & Amortization	1,959	1,740	2,144	2,362	2,554
+Other (Expense) / Income	(37)	(84)	(141)	(138)	(162)
+Noncash Stock Comp	263	150	230	224	237
Service Adjusted EBITDA	$ 2,010	$ 3,117	$ 4,612	$ 6,141	$ 6,701
Distribution Operating Income	$ 5,603	$ 4,635	$ 4,326	$ 3,075	$ 2,964
+Depreciation & Amortization	937	962	801	728	752
+Other (Expense) / Income	(11)	(27)	12	27	21
+Noncash Stock Comp	290	193	297	283	286
Distribution Adjusted EBITDA	$ 6,819	$ 5,763	$ 5,436	$ 4,113	$ 4,023
Service	$ 2,010	$ 3,117	$ 4,612	$ 6,141	$ 6,701
Distribution	$ 6,819	$ 5,763	$ 5,436	$ 4,113	$ 4,023
Total Adjusted EBITDA	**$ 8,829**	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,724**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, income taxes, depreciation and amortization, other income and expenses, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Contribution Margin Calculation

($ in thousands)

	FY 2012	FY 2013	FY 2014	FY 2015	Q1 FY 2016 TTM
SERVICE					
Service Revenue	$ 36,406	$ 40,655	$ 48,184	$ 51,801	$ 53,198
Cost of Revenue	27,786	30,353	35,359	37,698	38,501
Gross Profit	$ 8,620	$ 10,302	$ 12,825	$ 14,103	$ 14,697
Gross Margin	*23.7%*	*25.3%*	*26.6%*	*27.2%*	*27.6%*
Selling, Marketing & Warehouse Expenses	$ 5,415	$ 5,131	$ 6,690	$ 6,584	$ 6,561
Contribution Margin	$ 3,205	$ 5,171	$ 6,135	$ 7,519	$ 7,954
% of Revenue	*8.8%*	*12.7%*	*12.7%*	*14.5%*	*15.0%*
DISTRIBUTION					
Distribution Sales	$ 73,614	$ 71,641	$ 70,324	$ 71,823	$ 70,977
Cost of Sales	55,110	54,539	53,359	56,839	56,194
Gross Profit	$ 18,504	$ 17,102	$ 16,965	$ 14,984	$ 14,783
Gross Margin	*25.1%*	*23.9%*	*24.1%*	*20.9%*	*20.8%*
Selling, Marketing & Warehouse Expenses	$ 8,336	$ 7,870	$ 7,349	$ 7,329	$ 7,157
Contribution Margin	$ 10,168	$ 9,232	$ 9,616	$ 7,655	$ 7,626
% of Sales	*13.8%*	*12.9%*	*13.7%*	*10.7%*	*10.7%*
TOTAL					
Total Revenue	$ 110,020	$ 112,296	$ 118,508	$ 123,624	$ 124,175
Total Cost of Revenue	82,896	84,892	88,718	94,537	94,695
Gross Profit	$ 27,124	$ 27,404	$ 29,790	$ 29,087	$ 29,480
Gross Margin	*24.7%*	*24.4%*	*25.1%*	*23.5%*	*23.7%*
Selling, Marketing & Warehouse Expenses	$ 13,751	$ 13,001	$ 14,039	$ 13,913	$ 13,718
Contribution Margin	$ 13,373	$ 14,403	$ 15,751	$ 15,174	$ 15,762
% of Revenue	*12.2%*	*12.8%*	*13.3%*	*12.3%*	*12.7%*

The Company believes that when used in conjunction with GAAP measures, Contribution Margin, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Contribution Margin is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for GAAP measures of performance and, therefore, should not be used in isolation of, but in conjunction with, GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.